Exhibit 1.1
Tim Hortons Inc.
Common Shares, $.001 par value per share

Form of
Underwriting Agreement
March [ ], 2006
Goldman, Sachs & Co.,
RBC Capital Markets Corporation,
      As Representatives of the several Underwriters
          named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004
Ladies and Gentlemen:
     Tim Hortons Inc., a Delaware corporation (the “Company”) and wholly-owned subsidiary of Wendy’s International, Inc. (“Wendy’s”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 29,000,000 shares of common stock, $.001 par value per share (“Common Shares”) of the Company (the “Firm Shares”) and, at the election of the Underwriters, up to 4,350,000 additional Common Shares (the “Optional Shares”; the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 3 hereof being collectively called the “Shares”).
     1. The Company represents and warrants to, and agrees with, each of the Underwriters that:
     (a) A registration statement on Form S-1 (File No. 333-130035) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “U.S. Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with

Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “U.S. Prospectus”; the Preliminary Prospectus relating to Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(c) hereof) is hereinafter called the “Pricing Prospectus”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”;
     (b) A preliminary base PREP prospectus, an amended and restated preliminary base PREP prospectus, a second amended and restated preliminary base PREP prospectus and a final base PREP prospectus, in each case in the English and French languages and, with respect to the final base PREP prospectus, omitting the PREP information (as hereinafter defined) in accordance with the rules and procedures established pursuant to National Instrument 44-103 for the pricing of securities after the final receipt for a prospectus has been obtained (the “PREP Procedures”), have been filed with the securities regulatory authorities (collectively, the “Canadian Securities Regulatory Authorities”) in each of the Provinces and Territories of Canada (collectively, the “Canadian Qualifying Jurisdictions”) pursuant to National Policy 43-201 (“NP 43-201”), including with the Ontario Securities Commission (the “Reviewing Authority”) which has been notified that it has been selected as the principal regulator pursuant to NP 43-201, in compliance with all applicable securities laws of the Canadian Securities Regulatory Authorities and the respective regulations and rules made under those securities laws together with all applicable published policy statements, blanket orders and rulings of the Canadian Securities Regulatory Authorities and all discretionary orders or rulings, if any, of the Canadian Securities Regulatory Authorities made in connection with the transactions contemplated by this Agreement (collectively, the “Canadian Securities Laws”); a preliminary decision document under the mutual reliance review system procedures (“MRRS”) provided for under NP 43-201, evidencing that preliminary receipts of the Canadian Securities Regulatory Authorities in each of the Canadian Qualifying Jurisdictions have been issued in respect of such preliminary prospectuses, and a final MRRS decision document, evidencing that final receipts of the Canadian Securities Regulatory Authorities in each of the Canadian Qualifying Jurisdictions have been issued in respect of such final prospectus and any amendment thereto, have been issued by the Reviewing Authority on behalf of the Canadian Securities Regulatory Authorities in the form heretofore delivered to you for each of the Underwriters (together with all documents filed in connection therewith); no other document with respect to such preliminary base PREP prospectus, such amended and restated preliminary base PREP prospectus, such second amended and restated preliminary base PREP prospectus or such final base PREP prospectus, or amendment thereto, has heretofore been filed or transmitted for filing with the Canadian Securities Regulatory Authorities and no order having the effect of ceasing or suspending the distribution (as hereinafter defined) of the Shares has been issued by any Canadian Securities Regulatory Authority and no proceeding for that purpose has been initiated or, to the best of the Company’s knowledge (“Company’s knowledge” or “knowledge of the Company” means the knowledge of the Company and its Subsidiaries), threatened by any Canadian Securities Regulatory Authority (the preliminary base PREP prospectus, the amended and restated preliminary base PREP prospectus and the second amended and restated preliminary base PREP prospectus in the English and French languages, as the same may have been amended, filed with the Reviewing Authority being hereinafter called the “Canadian Preliminary Prospectus” and the final base PREP prospectus in the English and French languages, as most recently amended, filed with the Reviewing Authority and for which a final MRRS decision document has been obtained, being hereinafter called the “Canadian Prospectus”; provided that, from and after the time the supplemented Canadian Prospectus (containing the PREP information) is filed with the Reviewing Authority in accordance with Section 6(a) hereof, any reference to the Canadian Prospectus herein shall be deemed to refer to the

Canadian Prospectus as so supplemented; and, notwithstanding the foregoing, the supplemented Canadian Prospectus in the English and French languages setting forth the PREP information is hereinafter referred to as the “supplemented Canadian Prospectus”; the information included in the supplemented Canadian Prospectus that is omitted from the Canadian Prospectus but that is deemed under the PREP Procedures to be incorporated by reference into the Canadian Prospectus on the date of the supplemented Canadian Prospectus is referred to as the “PREP information”; and “distribution” means “distribution” or “distribution to the public” of the Shares as those terms are defined under Canadian Securities Laws); the U.S. Prospectus and the Canadian Prospectus are hereinafter collectively called the “Prospectuses”;
     (c) No order preventing or suspending the use of any U.S. Preliminary Prospectus, any Issuer Free Writing Prospectus or any Canadian Preliminary Prospectus has been issued by the Commission or any Canadian Securities Regulatory Authority, and each U.S. Preliminary Prospectus and Canadian Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and the requirements of Canadian Securities Laws, as applicable, and, in the case of the U.S. Preliminary Prospectus, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and, in the case of the Canadian Preliminary Prospectus, was true and correct in all material respects and contained no misrepresentation (as that term is defined under Canadian Securities Laws), and constituted full, true and plain disclosure of all material facts relating to the Company and its subsidiaries and the Shares and no material fact or information was omitted therefrom which was required to be therein or was necessary to make the statements or information therein not false or misleading in light of the circumstances in which they were made, within the meaning of the Canadian Securities Laws; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or RBC Capital Markets Corporation expressly for use therein;
     (d) For the purposes of this Agreement, the “Applicable Time” is ___:___m (Eastern time) on the date of this Agreement; the Pricing Prospectus as supplemented by those Issuer Free Writing Prospectuses and other documents listed in Schedule II hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or RBC Capital Markets Corporation expressly for use therein;
     (e) The Registration Statement conforms, and the Prospectuses and any further amendments or supplements to the Registration Statement and the Prospectuses will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and the requirements of Canadian Securities Laws, as applicable; and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the U.S. Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Canadian Prospectus and any amendment or supplement thereto, as of the applicable filing date, is and will be true and correct in all material respects and contains no misrepresentation (as that term is defined under Canadian Securities Laws), constitutes and will constitute full, true and plain disclosure of all material facts relating to the Company and its subsidiaries and the Shares as required by Canadian Securities Laws and no material fact or information has been omitted therefrom which is required to be stated therein or is necessary to make the statements or information therein not false or misleading in light of the circumstances in which they were made, in each case within the meaning of Canadian Securities Laws; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or RBC Capital Markets Corporation expressly for use therein;
     (f) Neither the Company nor any of its Subsidiaries (“Subsidiary” of any person or entity means any corporation, limited liability company, partnership (general or limited), joint venture or other legal entity of which such person or entity (either alone or through or together with any other Subsidiary), owns, directly or indirectly, 50% or more of the stock or other equity interests the holder of which is generally entitled to vote for the election of the board of directors or other governing body of such corporation, limited liability company, partnership, joint venture or other legal entity) has sustained since the date of the latest audited financial statements included in the Pricing Prospectus and the Canadian Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus and the Canadian Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus and the Canadian Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any material adverse change in the capital stock or long-term debt of any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its Subsidiaries, taken as a whole, in each case otherwise than as set forth or contemplated in the Pricing Prospectus and the Canadian Prospectus;
     (g) Except as would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the current or future consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”): the Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus and the Canadian Prospectus or such as do not affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; the buildings, improvements and other structures located on such real property or held pursuant to such leases, and the operation and maintenance thereof, as now operated and maintained, comply with all applicable laws and regulations, municipal or otherwise, and the Company or its Subsidiaries has adequate rights of ingress and egress for the operation of the business of the Company and its Subsidiaries in the ordinary course; and none of such buildings, improvements or other structures encroaches upon any land not owned or leased by the Company or its subsidiaries; and there are no restrictive covenants, municipal by-laws or other laws or regulations which in any way restrict or prohibit the use of such real property or the property subject to such leases or the buildings, improvements or structures located thereon for the purposes for which they are presently being used, other than as are described in the Prospectuses; and there are no expropriation or similar proceedings, actual or threatened, of which the Company or its Subsidiaries has received notice against such real property or in respect of the real property subject to such leases or any part thereof; and, other than as are described in the Prospectuses, all buildings, improvements and other structures situated on such real property or situated on the real property subject to such leases are in good operating condition and in a state of good maintenance and repair, are adequate and suitable for the purposes for which they are currently being used;
     (h) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus and the Canadian Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;
     (i) Each subsidiary of the Company set forth on Schedule III (which includes all significant subsidiaries of the Company as such term is defined in Rule 1-02(w) of Regulation S-X, as promulgated by the Commission) (each, a “Significant Subsidiary”) has been duly incorporated or organized and is validly existing as a corporation, partnership (general or limited), limited liability company or similar legal entity in good standing under the laws of its jurisdiction of incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus and the Canadian Prospectus, and has been duly qualified as a foreign entity for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification except for such jurisdictions where the failure to so qualify or be in good standing would not, individually or in the aggregate, have or be reasonably expected to have a Material Adverse Effect;
     (j) The Company has an authorized capitalization as set forth in the Pricing Prospectus and the Canadian Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the Common Shares contained in the Pricing Disclosure Package and the Prospectuses; all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and, other than those of subsidiaries which are unlimited liability companies, are non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and, except as set forth in each of the Pricing Prospectus and the Canadian Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, Common Shares are outstanding;
     (k) The Shares have been approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, and the Shares have been conditionally approved for listing on the Toronto Stock Exchange (the “TSX”), subject only to compliance with minimum distribution requirements and the Company providing to the TSX certain required routine documentation; the form and terms of the Common Shares have been approved and adopted by the board of directors of the Company and do not conflict with any applicable laws or the rules of the TSX;
     (l) This Agreement has been duly authorized, executed and delivered by the Company;
     (m) The issue and sale of the Shares and the execution and delivery by the Company of, and the compliance by the Company with, this Agreement and the agreements listed in Annex III hereto (the “Reorganization and Service Agreements”) and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, affect the ability of the Company to consummate the transactions herein contemplated or reasonably be expected to have a Material Adverse Effect, (ii) result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties or assets, except for such violations that would not, individually or in the aggregate, affect the ability of the Company to consummate the transactions herein contemplated or reasonably be expected to have a Material Adverse Effect; or (iii) result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any of its Significant Subsidiaries; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement or the Reorganization and Service Agreements, except (w) the registration under the Act of the Shares, (x) the filing of the supplemented Canadian Prospectus with the Canadian Securities Regulatory Authorities, (y) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters or to list the Shares on the NYSE or TSX, and (z) such consents, approvals, authorizations, registrations or qualifications that would not, individually or in the aggregate, affect the ability of the Company to consummate the transactions herein contemplated or reasonably be expected to have a Material Adverse Effect;
     (n) Each of the Reorganization and Service Agreements has been duly authorized by the Company and conforms in all material respects to the description thereof in the Prospectuses and constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and (ii) to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);
     (o) Except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, the Company or its Subsidiaries have, at or prior to the date hereof, acquired (i) all of the title to the properties and other assets (tangible and intangible) constituting the Company’s business and assets as described in the Prospectuses and (ii) all of the capital stock of the Company’s Significant Subsidiaries, in each case, free and clear of all liens, charges and encumbrances;
     (p) The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Common Shares contained in the Prospectuses;
     (q) Neither the Company nor any of its Significant Subsidiaries is (i) in violation of its Certificate of Incorporation, By-laws or other organizational documents or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except, in the case of (ii) above, for such defaults as would not, individually or in the aggregate, have or be reasonably expected to have a Material Adverse Effect;

     (r) The statements set forth in the Pricing Prospectus and the Prospectuses under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Common Shares, and under the caption “Certain U.S. Federal Tax Considerations for Non-U.S. Holders” and “Underwriting” and, in the case of the Canadian Prospectus, under the caption “Certain Canadian Federal Income Tax Consequences, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;
     (s) Other than as set forth in the Pricing Prospectus and the Canadian Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;
     (t) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
     (u) At the time of filing the Initial Registration Statement the Company was not, and the Company is not, an “ineligible issuer” as defined under Rule 405 under the Act;
     (v) The Company does not have any outstanding debt securities that are rated by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act;
     (w) PricewaterhouseCoopers LLP, who have audited the financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included in the Prospectuses, (i) have been Wendy’s auditors for the past five years and (ii) are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder and are independent in accordance with the requirements of the Public Company Accounting oversight Board (United States) (“PCAOB”), and (iii) there has not been any disagreement (with the meaning of National Instrument 51-102) with PricewaterhouseCoopers LLP with respect to audits of the Company;
     (x) The Company and each of its Significant Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;
     (y) Except for the implementation of new information technology systems at the Company’s new distribution center in Guelph, Ontario (which the Company believes will not adversely affect the Company’s internal controls over financial reporting), since the date of the latest audited financial statements included in the Pricing Prospectus and the Canadian Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;
     (z) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;
     (aa) The audited consolidated historical financial statements of the Company included in the Pricing Prospectus, the Prospectuses and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Act and Canadian Securities Laws, have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption “Selected Historical Consolidated Financial and Other Data” in the Pricing Prospectus, the Prospectuses and the Registration Statement fairly present in all material respects, on the basis stated in the Pricing Prospectus, the Prospectuses and the Registration Statement, the information included therein; the pro forma financial statements included in the Pricing Prospectus, the Prospectuses and the Registration Statement are based on assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Pricing Prospectus, the Prospectuses and the Registration Statement; the pro forma financial statements included in the Pricing Prospectus, the Prospectuses and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and Canadian Securities Laws and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements;
     (bb) No material labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, contractors or distributors, in either case that would reasonably be expected to have a Material Adverse Effect;
     (cc) The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
     (dd) There are no business relationships, related-party transactions or off-balance sheet transactions involving the Company or any of its subsidiaries or any other person required to be described in the Prospectuses which have not been described as required;
     (ee) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, employee or other person acting on behalf of the Company or any of its Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful payment including any bribe, rebate, payoff, influence payment or kickback;
     (ff) Except for such matters that would not, individually or in the aggregate, have a Material Adverse Effect, (i) the operations of the Company and its subsidiaries are, and have at all times been, in compliance with any and all applicable statutes, orders, ordinances, rules, regulations and common law requirements and standards relating to occupational health and safety, the environment, hazardous or toxic substances (including, but not limited to, asbestos), wastes, pollutants or contaminants (“Environmental Law”); (ii) the Company and its subsidiaries have all licenses, permits and authorizations required under Environmental Law for the operation of their business and are in compliance with all terms and conditions of such licenses, permits and authorizations; (iii) neither the Company nor any of its subsidiaries has authorized or conducted or has knowledge of the transportation, storage, use, treatment, disposal or release of any hazardous constituent (including, but not limited to, asbestos), toxic substance, pollutant, contaminant, petroleum product or chemical defined or regulated under any Environmental Law on, in or under any real property leased, owned or controlled by the Company and its subsidiaries that would reasonably be expected to, individually or in the aggregate, result in a violation of or liability under any Environmental Law; (iv) there is no pending or, to the best knowledge of the Company, threatened claim, litigation notice or administrative agency proceeding that (A) alleges a violation of any Environmental Law by the Company or any such subsidiary, (B) alleges that the Company or any such subsidiary is a liable party or requires the Company or any such subsidiary to take action under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §9601 et seq., or any other local, provincial, state or federal Environmental Law, (C) alleges possible contamination of the environment relating to any property owned or operated by the Company or any such subsidiary or (D) alleges liability for personal injury or property damage relating to the manufacture, sale or distribution of any product containing any substance regulated under any Environmental Law; and (v) there are no other circumstances or conditions known to the Company or any of its subsidiaries that would reasonably be expected to result in claims or liability pursuant to any Environmental Law;
     (gg) Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect: each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates controlled by the Company for employees or former employees of the Company and its affiliates controlled by the Company has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan (and plan of an ERISA affiliate under Section 414 of the Code) that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions;
     (hh) Except as otherwise set forth in the Pricing Prospectus and the Canadian Prospectus, the Company and its Subsidiaries own or possess valid licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, know-how, trade secrets and other intellectual property necessary for or used to conduct and carry on the business, as described in the Prospectuses, of the Company and its Subsidiaries (the “Intellectual Property Rights”) except where the failure to own or possess such licenses or other rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and the Company and its subsidiaries have not received any notice of infringement or asserted rights of others with respect to any of the foregoing that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect;
     (ii) The Company and each of its Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals, franchises and other authorizations from, and has made all declarations and filings with, all federal, provincial, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except where the failure to own, possess or obtain such licenses, permits, certificates, consents, orders, approvals, franchises and other authorizations would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any actual notice or has any knowledge of any existing or, to the Company’s knowledge, threatened proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval, franchise or other authorization; and the Company and each of its Subsidiaries is in compliance in all material respects with all laws and regulations relating to the conduct of its business as conducted as of the date hereof;
     (jj) The Company and its Subsidiaries have paid all federal, provincial, state, local, foreign and franchise taxes and filed all tax returns required to be filed through the date hereof; and except as otherwise set forth in the Pricing Prospectus and the Prospectuses, there is no tax deficiency that has been asserted or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective properties or assets that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect;
     (kk) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in the Pricing Prospectus and the Prospectuses (exclusive of any supplement thereto);
     (ll) The statistical and market-related data included in the Registration Statement, the Pricing Prospectus and the Prospectuses are based on or derived from sources that are believed by the Company to be reliable in all material respects, including data received from its franchisees;
     (mm) The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their business and the value of their properties; and
     (nn) Except as disclosed in the Pricing Prospectus and the Prospectuses, the Company and its Subsidiaries are in compliance with the applicable requirements of the Federal Trade Commission rules governing franchising and applicable provisions of federal, provincial, state or local laws or regulations governing the business of a franchise or that are applicable to their business as presently conducted, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     2. Wendy’s represents and warrants to, and agrees with, each of the Underwriters that:
     (a) The execution and delivery by Wendy’s of, and the compliance by Wendy’s with, this Agreement and the Reorganization and Service Agreements and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Wendy’s or any of its Subsidiaries (other than the Company and its Subsidiaries) is a party or by which Wendy’s or any of its Subsidiaries (other than the Company and its Subsidiaries) is bound or to which any of the property or assets of Wendy’s or any of its Subsidiaries (other than the Company and its Subsidiaries) is subject, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, affect the ability of Wendy’s to consummate the transactions contemplated by the

Reorganization and Service Agreements or reasonably be expected to have a Material Adverse Effect;
     (b) Each of the Reorganization and Service Agreements has been duly authorized by Wendy’s and constitutes a valid and binding obligation of Wendy’s, enforceable against Wendy’s in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and (ii) to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);
     (c) This Agreement has been duly authorized, executed and delivered by or on behalf of Wendy’s;
     (d) Wendy’s has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio; and
     (e) To the best knowledge of Wendy’s and its Subsidiaries (other than the Company and its Subsidiaries) the representations and warranties of the Company contained in Sections 1(c), 1(d), 1(e) and 1(o) of this Agreement are true and correct.
     3. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company a number of Firm Shares equal to the product of (i) 29,000,000 and (ii) the percentage set forth opposite the name of such Underwriter in Schedule I hereto (such Underwriter’s “Applicable Percentage”), at a purchase price equal to (x) the Firm US Aggregate Price multiplied by such Underwriter’s Applicable Percentage, plus (y) the Firm Canadian Aggregate Price multiplied by such Underwriter’s Applicable Percentage and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company a number of Optional Shares equal to the product of (i) the aggregate number of Optional Shares as to which such election shall have been exercised and (ii) such Underwriter’s Applicable Percentage (as adjusted by you so as to eliminate fractional shares) at a purchase price equal to (x) the Optional US Aggregate Price multiplied by such Underwriter’s Applicable Percentage plus (y) the Optional Canadian Aggregate Price multiplied by such Underwriter’s Applicable Percentage.
     As soon as practicable after the execution and delivery of this Agreement (but in any event not later than [48 hours prior to the First Time of delivery (as defined in Section 5 hereof)] the Underwriters will deliver to the Company a notice, substantially in the form set forth as Annex IV hereto, specifying the respective aggregate numbers of Firm Shares sold (i) in the United States (the “U.S. Shares Number”) and (ii) in Canada or elsewhere outside the United States (the “Canadian Shares Number”), which numbers shall total 29,000,000. The “Firm U.S. Aggregate Price” shall equal the product of (x) U.S. $___ and (y) the U.S. Shares Number, and shall be paid in U.S. dollars. The “Firm Canadian Aggregate Price” shall equal the product of (x) C$___ and (y) the Canadian Share Number, and shall be paid in Canadian dollars.
     The Company hereby grants to the Underwriters the right to purchase at their election up to 4,350,000 Optional Shares, at a purchase price determined as set forth below, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, substantially in the form set forth as Annex V hereto, setting forth (i) the aggregate number of Optional Shares to be purchased, (ii) the aggregate number of such Optional Shares sold in the United States (the “U.S. Optional Shares

Number”), (iii) the aggregate number of such Optional Shares sold in Canada or elsewhere outside the United States (the “Canadian Optional Shares Number”) and (iv) the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.
     The “Optional U.S. Aggregate Price” shall equal the product of (x) U.S. $___ and (y) the U.S. Optional Shares Number, and shall be paid in U.S. dollars, and the “Optional Canadian Aggregate Price” shall equal the product of (x) C$ ___ and (y) the Canadian Optional Shares Number, and shall be paid in Canadian dollars; provided that if the Company declares any dividends or distributions payable on the Firm Shares but not payable on the Optional Shares, then (i) the Optional U.S. Aggregate Price shall be reduced by an amount equal to the product of (x) the per share amount of all such dividends and distributions and (y) the U.S. Optional Shares Number, and (ii) the Optional Canadian Aggregate Price will be reduced by an amount equal to the product of (x) such per share amount and (y) the Canadian Optional Shares Number.
     4. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectuses.
     5. (a) The Shares to be purchased by each Underwriter hereunder will be delivered by or on behalf of the Company to Goldman, Sachs & Co. for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of same-day funds to the accounts specified by the Company to Goldman, Sachs & Co. and RBC Capital Markets Corporation at least forty-eight hours in advance by causing the Depositary Trust Company (“DTC”) to credit the Shares to the account of Goldman, Sachs & Co. and RBC Capital Markets Corporation at DTC. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 8:30 a.m., New York City time, on [ ], 2006 or such other time and date as Goldman, Sachs & Co., RBC Capital Markets Corporation and the Company may agree upon in writing, and, with respect to the Optional Shares, 8:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. and RBC Capital Markets Corporation in the written notice given by Goldman, Sachs & Co. and RBC Capital Markets Corporation of the Underwriters’ election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co., RBC Capital Markets Corporation and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.
     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 9(n) hereof, will be delivered at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004 (the “Closing Location”), and the Shares will be delivered at the office of DTC or its designated custodian, all at such Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City or Toronto are generally authorized or obligated by law or executive order to close.

     6. The Company agrees with each of the Underwriters:
     (a) To prepare the U.S. Prospectus and supplemented Canadian Prospectus in forms approved by you and to file such U.S. Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act, and to file such supplemented Canadian Prospectus (containing the PREP information) in accordance with the PREP Procedures with each of the Canadian Securities Regulatory Authorities as soon as possible and in any event not later than such Canadian Securities Regulatory Authorities’ close of business on the second business day following the execution and delivery of this Agreement and to take all other steps and proceedings that may be necessary to qualify the Shares for distribution and sale to the public in each of the Canadian Qualifying Jurisdictions through investment dealers or brokers registered under the applicable laws of such jurisdictions who have complied with the relevant provisions of such applicable laws; to make no further amendment or any supplement to the Registration Statement, U.S. Prospectus or Canadian Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the U.S. Prospectus or Canadian Prospectus or any amended U.S. Prospectus or Canadian Prospectus has been filed and to furnish you copies thereof (including, in the case of any supplemented or amended Canadian Prospectus, in the English and French languages) and to deliver to the Underwriters all signed and certified copies of any such supplemented or amended Canadian Prospectus in the English and French languages along with all documents similar to those referred to in sub-sections 6(b)(i), (ii), (iii) and (iv) and such other documents as the Underwriters may reasonably request; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission or any of the Canadian Securities Regulatory Authorities of any stop order or of any order preventing or suspending the use of any preliminary prospectus or prospectus or having the effect of ceasing or suspending the distribution of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, of any written communication received by the Company from any Canadian Securities Regulatory Authority, the TSX or any governmental authority or of any request by the Commission or any of the Canadian Securities Regulatory Authorities for the amending or supplementing of the Registration Statement, U.S. Prospectus or Canadian Prospectus, as applicable, or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any preliminary prospectus or prospectus or ceasing or suspending the distribution of the Shares or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;
     (b) To deliver to the Underwriters contemporaneously, as nearly as practicable, with the execution and delivery of this Agreement: (i) a copy of the Canadian Preliminary Prospectus and the Canadian Prospectus in each of the French and English language signed and certified as required by Canadian Securities Laws in each of the Canadian Qualifying Jurisdictions; (ii) a copy of all such documents and certificates that were filed with the Canadian Preliminary Prospectus and the Canadian Prospectus under Canadian Securities Laws; (iii) an opinion of the auditors of the Company, PricewaterhouseCoopers LLP, (or other accountants affiliated with the auditors of the Company, PricewaterhouseCoopers LLP, reasonably acceptable to the Underwriters) addressed to the Underwriters and their counsel, in form and substance satisfactory to the Underwriters and their counsel, to the effect that the French language version of the following sections of the Canadian Preliminary Prospectus and the Canadian Prospectus: (A) “Summary Historical Consolidated Financial and Other Data”, appearing in the Prospectus Summary; (B) “Capitalization”; (C) “Selected Historical Consolidated Financial and Other Data”; (D) “Unaudited Pro Forma Consolidated Financial Information”; (E) “Management’s Discussion and Analysis of Financial Condition and Results of

Operations”; (F) Auditor’s Consent of PricewaterhouseCoopers LLP; (G) Index to Consolidated Financial Statements; (H) audited consolidated financial statements as at January 2, 2005 and January 1, 2006 and for the years ended December 28, 2003, January 2, 2005 and January 1, 2006 of Tim Hortons Inc. and Subsidiaries, together with the notes thereto and the Report of Independent Registered Public Accounting Firm thereon; and (I) Schedule II — Valuation and Qualifying Accounts (all of the foregoing collectively referred to as the “Financial Information”) are, in each case, in all material respects a complete and proper translation of the English language version thereof; (iv) an opinion of Desjardins Ducharme L.L.P. addressed to the Underwriters and their counsel in form and substance satisfactory to the Underwriters and their counsel, to the effect that, except for the Financial Information, the French language version of each of the Canadian Preliminary Prospectus and the Canadian Prospectus is in all material respects a complete and accurate translation of the English language version thereof; and (v) a letter from the TSX advising the Company that approval of the conditional listing of the Shares has been granted by the TSX, subject to the satisfaction of certain usual conditions set out therein. The deliveries set forth in (i) shall also constitute the Company’s consent to the Underwriters’ use of the Canadian Prospectus for the distribution of the Shares in the Canadian Qualifying Jurisdictions in compliance with the provisions of this Agreement;
     (c) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such U.S. and Canadian jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation for doing business in any jurisdiction;
     (d) Prior to 4:00 p.m., New York City time, on the Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the U.S. Prospectus in New York City and, prior to 4:00 p.m., New York City time, on the Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Canadian Prospectus in the English and French languages in Toronto, each in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to (with respect to the U.S. Prospectus) the later of the expiration of one year after the time of issue of the U.S. Prospectus in connection with the offering and sale of the Shares and the completion of the distribution of such Shares or (with respect to the Canadian Prospectus) the completion of the distribution of such Shares, and if at such time (i) any event shall have occurred as a result of which the Prospectuses as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectuses (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) are delivered, not false or misleading, (ii) there has been any change in any material fact (which shall include the disclosure of any previously undisclosed material fact) or any misstatement of any material fact contained in the Prospectuses or any supplement or amendment thereto, (iii) there has been discovered any new material fact that would have been required to be disclosed in the Prospectuses or any supplement or amendment thereto had it been discovered prior to the date thereof, or (iv) there has been any change in Canadian Securities Laws or the Act, which is, or may be, of such a nature as to render the Prospectuses or any supplement or amendment thereto misleading or untrue in whole or in part or would result in a misrepresentation (as such term is defined under Canadian Securities Laws) or which change, misstatement or new material fact would reasonably be expected to have a significant effect on the market price or value of the Shares or, if for any other reason it shall be necessary during such same period to amend or supplement the U.S. Prospectus or Canadian Prospectus in order to comply with the Act or Canadian Securities Laws, as applicable, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended U.S. Prospectus or Canadian Prospectus (in the English and French languages), as the case may be, or a supplement to the U.S. Prospectus or Canadian Prospectus (in the case of a supplement to the Canadian Prospectus, in the English and French languages), as the case may be, which will correct such statement or omission, reflect such change, disclose such new material fact or effect such compliance, and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time one year or more after the time of issue of the Prospectuses, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented U.S. Prospectus complying with Section 10(a)(3) of the Act or an amended or supplemented Canadian Prospectus in the English and French languages and complying with Canadian Securities Laws;
     (e) To promptly (and in any event within any applicable time limitation) comply with all legal requirements under the Act, Canadian Securities Laws, including Section 57 of the Securities Act (Ontario) and the comparable provisions of the other Canadian Securities Laws, and the rules and by-laws governing the NYSE and TSX required as a result of an event described in subsection 6(d) in order to continue to qualify the distribution of the Shares in each of the Canadian Qualifying Jurisdictions and the offering of the Shares in the United States pursuant to this Agreement, including the prospectus amendment provisions of Canadian Securities Laws, and to prepare and file to the satisfaction of the Underwriters any amendment or supplement to the Registration Statement, U.S. Prospectus and Canadian Prospectus which, in the opinion of the Underwriters, may be necessary or advisable. In addition to the provisions of subsection 6(d) above, the Company will, in good faith, discuss with the Underwriters any change, event or fact contemplated in subsection 6(d) which is of such a nature that there may be reasonable doubt as to whether notice should be given to the Underwriters under subsection 6(d) and will consult with the Underwriters with respect to the form and content of any such supplement or amendment proposed to be filed by the Company, it being understood and agreed that no such supplement or amendment will be filed with the Commission or any Canadian Securities Regulatory Authority prior to the review and approval by the Underwriters and their counsel. The Company shall also cooperate in all respects with the Underwriters and their counsel to allow and assist the Underwriters to participate in the preparation of any such supplement or amendment and to conduct all due diligence investigations which the Underwriters deem appropriate in order to fulfill their obligations as underwriters and to enable the Underwriters to responsibly execute any certificate related to such supplement or amendment required to be executed by them;
     (f) To make generally available to securityholders of the Company as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);
     (g) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectuses (the “Lock-Up Period”), not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose, except as provided hereunder, of any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase Common Shares or any securities that are convertible into or exchangeable or exercisable for, or that represent the right to receive, Common Shares or any such substantially similar securities, without your prior written consent; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless Goldman, Sachs & Co. and RBC Capital Markets Corporation waive, in writing, such extension; the Company will provide the Representatives and any co-managers and each shareholder subject to the Lock-Up Period pursuant to the lockup letters described in Section 9(l) with prior notice of any such announcement that gives rise to an extension of the Lock-up Period;
     Notwithstanding anything in this Agreement to the contrary, the restrictions in this Section 6(g) shall not apply to (i) the issuance and sale of the Shares pursuant to this Agreement, (ii) the issuance by the Company of Common Shares or the grant by the Company of options, warrants or other rights pursuant to employee benefit plans disclosed in the Pricing Prospectus and the Prospectuses, (iii) the filing of any registration statement on Form S-8 relating to the offering of Common Shares pursuant to employee benefit plans disclosed in the Pricing Prospectus and the Prospectuses and (iv) the distribution by Wendy’s of Common Shares in connection with a spin-off or other similar transaction contemplated by the Reorganization and Service Agreements;
     (h) To furnish to shareholders of the Company as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries audited by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to such shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail, provided that the Company may, subject to applicable laws, satisfy each of the requirements of this subsection by making any such reports or other communications generally available on its website;
     (i) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any Canadian Securities Regulatory Authority or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission or any Canadian Securities Regulatory Authority), provided that the Company may satisfy each of the requirements of this subsection by making any such reports or other communications generally available on its website;
     (j) To use the net proceeds received by the Company from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus and the Canadian Prospectus under the caption “Use of Proceeds”;
     (k) To use the Company’s best efforts to list, subject to notice of issuance, the Shares on the NYSE and the TSX;
     (l) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;
     (m) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M.,

Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and
     (n) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares hereunder (the “License”) where permitted under law; provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.
     7. (a) Each of the Company and Wendy’s represents and agrees that, without the prior consent of Goldman, Sachs & Co. and RBC Capital Markets Corporation, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and Goldman, Sachs & Co. and RBC Capital Markets Corporation, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company, Goldman, Sachs & Co. and RBC Capital Markets Corporation is listed on Schedule II;
     (b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show; and
     (c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectuses or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to Goldman, Sachs & Co. and RBC Capital Markets Corporation and, if requested by Goldman, Sachs & Co. or RBC Capital Markets Corporation, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or RBC Capital Markets Corporation expressly for use therein.
     8. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act, the qualification of the Shares for distribution by prospectus under Canadian Securities Laws and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any U.S. Preliminary Prospectus, any Canadian Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectuses and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under U.S. state and Canadian Securities Laws as provided in Section 6(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey ; (iv) all fees and expenses in connection with listing the Shares on the NYSE and TSX; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) all taxes arising as a result of the sale and delivery of the Shares by the Company to or for the account of the Underwriters, including any Canadian withholding, transfer or other tax (but excluding any Canadian income tax on the income of any Underwriter whose net income is otherwise subject to tax by Canada or any jurisdiction thereof) asserted against an Underwriter by reason of the purchase and sale of a Share pursuant to this Agreement; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.
     9. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of each of the Company and Wendy’s herein are, at and as of such Time of Delivery, true and correct, the condition that each of the Company and Wendy’s shall each have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:
     (a) The U.S. Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; all materials required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; the supplemented Canadian Prospectus shall have been filed with the Canadian Securities Regulatory Authorities in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the U.S. Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; no order having the effect of ceasing or suspending the distribution of the Shares shall have been issued and no proceeding for that purpose shall have been initiated or threatened by any Canadian Securities Regulatory Authority or the TSX; and all requests for additional information on the part of the Commission or any Canadian Securities Regulatory Authority shall have been complied with to your reasonable satisfaction;
     (b) Sullivan & Cromwell LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in such form as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;
     (c) Torys LLP, Canadian counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in such form as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

     (d) Akin Gump Strauss Hauer & Feld LLP, counsel for the Company and Wendy’s, shall have furnished to you their written opinion in the form attached as Annex II(a) hereto, dated such Time of Delivery;
     (e) Lang Michener LLP, Canadian counsel for the Company, shall have furnished to you their written opinion in the form attached as Annex II(b) hereto, dated such Time of Delivery;
     (f) Leon M. McCorkle, Jr., Dana Klein, or such other counsel for Wendy’s as is reasonably acceptable to you, shall have furnished to you his or her written opinion in the form attached as Annex II(c) hereto, dated such Time of Delivery;
     (g) On the date of the Prospectuses at a time prior to the execution of this Agreement, at 8:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses in form and substance satisfactory to you; provided that the letter or letters delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof;
     (h) (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus and the Canadian Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus and the Canadian Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus and the Canadian Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any material adverse change in the capital stock or long term debt of any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its Subsidiaries, taken as a whole, in each case, otherwise than as set forth or contemplated in the Pricing Prospectus and the Canadian Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectuses;
     (i) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock;
     (j) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE or TSX; (ii) a suspension or material limitation in trading in the Company’s securities on the NYSE or TSX; (iii) a general moratorium on commercial banking activities in the United States or Canada declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States or Canada; (iv) the outbreak or escalation of hostilities involving the United States or Canada or the declaration by the United States or Canada of a national emergency or war; (v) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other government authority affecting the business or operations of the Company or its subsidiaries; (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Exchange Act); or (vii) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States, Canada or elsewhere, if the effect of any such event specified in clause (iv), (v), (vi) or (vii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectuses;
     (k) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the NYSE, and shall have been duly listed and posted for trading on the TSX as of the opening of trading on the date of the Time of Delivery, subject only to compliance with minimum distribution requirements and the Company providing to the TSX certain required routine documentation;
     (l) The Company has obtained and delivered to the Underwriters executed copies of an agreement from Wendy’s and each of the persons listed in Schedule IV hereto, substantially to the effect set forth in Subsection 6(g) hereof in form and substance satisfactory to you;
     (m) The Company shall have complied with the provisions of Section 6(d) hereof with respect to the furnishing of Prospectuses on the Business Day next succeeding the date of this Agreement;
     (n) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (j) of this Section and as to such other matters as you may reasonably request;
     (o) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you, addressed to the Underwriters and their counsel, with respect to the Certificate of Incorporation, By-laws and other organizational documents of the Company, all resolutions of the board of directors of the Company and other corporate action relating to this Agreement and the authorization, issue and sale of the Shares, the incumbency and specimen signatures of signing officers and with respect to such other matters as you may reasonably request;
     (p) Prior to any Time of Delivery, the Company shall have furnished or caused to be furnished to you such further information, certificates and documents, in form and substance satisfactory to you, as you may reasonably request; and
     (q) Desjardins Ducharme L.L.P., Quebec counsel for the Company, shall have furnished to you such written opinion or opinions, dated such Time of Delivery and addressed to the Underwriters and their counsel, in form and substance satisfactory to you, regarding compliance with all the laws of the Province of Quebec relating to the use of the French language in connection with the documents (including the Canadian Prospectus, any amendment or supplement thereto, forms of order and confirmation and certificates representing the Shares) to be delivered to purchasers of the Shares in the Province of Quebec;
     If any of the conditions specified in this Section 9 shall not have been fulfilled as and when provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriters, this Agreement may be terminated by the Representatives at, or at any time prior to, a Time of Delivery, without liability on the part of the Underwriters or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 8 hereof and the indemnity and contribution agreements as provided in Section 10 hereof. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.
     10. (a) Each of the Company and Wendy’s, jointly and severally, will indemnify and hold harmless each Underwriter (i) against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act, Canadian Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any U.S. Preliminary Prospectus or Canadian Preliminary Prospectus, the Pricing Prospectus or the Prospectuses, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and Wendy’s shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any U.S. Preliminary Prospectus or Canadian Preliminary Prospectus, the Pricing Prospectus or the Prospectuses or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. and RBC Capital Markets Corporation expressly for use therein; and (ii) against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act, Canadian Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a misrepresentation or alleged misrepresentation (as that term is defined under Canadian Securities Laws) or an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any U.S. Preliminary Prospectus or Canadian Preliminary Prospectus, the Pricing Prospectus or the Prospectuses, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not false or misleading in light of the circumstances in which they were made, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and Wendy’s shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon a misrepresentation or alleged misrepresentation or an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any U.S. Preliminary Prospectus or Canadian Preliminary Prospectus, the Pricing Prospectus or the Prospectuses, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. or RBC Capital Markets Corporation expressly for use therein.
     (b) Each Underwriter will severally and not jointly indemnify and hold harmless each of the Company and Wendy’s: (i) against any losses, claims, damages or liabilities to which the Company may become subject, under the Act, Canadian Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any

U.S. Preliminary Prospectus or Canadian Preliminary Prospectus, the Pricing Prospectus or the Prospectuses, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any U.S. Preliminary Prospectus or Canadian Preliminary Prospectus, the Pricing Prospectus or the Prospectuses or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. or RBC Capital Markets Corporation expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; and (ii) against any losses, claims, damages or liabilities to which the Company may become subject, under the Act, Canadian Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a misrepresentation or an alleged misrepresentation (as that term is defined under Canadian Securities Laws) or an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any U.S. Preliminary Prospectus or Canadian Preliminary Prospectus, the Pricing Prospectus or the Prospectuses, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not false or misleading in light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such misrepresentation or alleged misrepresentation or untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any U.S. Preliminary Prospectus or Canadian Preliminary Prospectus, the Pricing Prospectus or the Prospectuses or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. or RBC Capital Markets Corporation expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.
     (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and

(ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
     (d) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectuses. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.
     (e) The obligations of the Company and Wendy’s under this Section 10 shall be in addition to any liability which the Company and Wendy’s may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and/or Wendy’s and to each person, if any, who controls the Company and/or Wendy’s within the meaning of the Act.
     11. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectuses, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectuses which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.
     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 8 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     12. The respective indemnities, agreements, representations, warranties and other statements of the Company, Wendy’s and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or Wendy’s, or any officer or director or controlling person of the Company or Wendy’s, and shall survive delivery of and payment for the Shares.
     13. If this Agreement shall be terminated pursuant to Section 11 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 8 and 10 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the

Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 8 and 10 hereof.
     14. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. and RBC Capital Markets Corporation on behalf of you as the Representatives.
     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Goldman, Sachs & Co., One New York Plaza, 42nd Floor, New York, New York 10004, Attention: Registration Department and RBC Capital Markets Corporation, One Liberty Plaza, 165 Broadway, New York, New York, 10006, Attention: Syndicate Director; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 10(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request; provided, however, that notices under subsection 6(g) shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives at Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Control Room and RBC Capital Markets Corporation, One Liberty Plaza, 165 Broadway, New York, New York, 10006, Attention: Syndicate Director. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
     15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, Wendy’s and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.
     16. Time shall be of the essence of this Agreement. As used herein, except for the purposes of Section 5 hereof, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business and chartered banks in Canada are open for business in Toronto, Ontario.
     17. Each of the Company and Wendy’s acknowledges and agrees that (a) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (b) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (c) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (d) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company and Wendy’s agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or Wendy’s, in connection with such transaction or the process leading thereto.

     18. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, Wendy’s and the Underwriters, or any of them, with respect to the subject matter hereof.
     19. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     20. Each of the Company and Wendy’s and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
     21. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
     22. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

     If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours, Tim Hortons Inc.
By:
Name:
Title:

Wendy’s International, Inc.
By:
Name:
Title:

Accepted as of the date hereof:
Goldman, Sachs & Co.
By: ______________________________
          (Goldman, Sachs & Co.)
RBC Capital Markets Corporation
By: ______________________________
      Name:
      Title:
      On behalf of each of the Underwriters